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              SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



(  )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(  )  Definitive Proxy Statement
(X )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12



                          Guilford Mills, Inc.
            (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(  )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

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                   GUILFORD MILLS, INC.
P             Annual Meeting of Stockholders--February 1, 1996
R      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
O
X     The undersigned nominates and appoints Charles A. Hayes and Terrence E.
Y Geramski, or either one of them, as proxies of the undersigned, with power of substitution to each, to vote all shares of stock of GUILFORD MILLS, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of said Corporation to be held at the Joseph S. Koury
   Convention Center, 3121 High Point Road, Greensboro, North Carolina on February 1, 1996 at 10:00 A.M. and at any adjournment or adjournments thereof with authority to vote said stock on the matters set forth on the reverse side hereof and upon such other matters as may properly come before the meeting.

     Unless otherwise specified on this proxy, the shares represented by this proxy will be voted "FOR" Proposals 1 and 2. Discretion will be used with respect to such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

              (Continued and to be signed and dated on the reverse side)


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                            (Continued from the other side)

1) Election of Four Directors for Three-Year Terms:

 [ ] FOR ALL NOMINEES listed below             [ ] WITHHOLD AUTHORITY to vote
 (except as marked to the contrary below.)     for all nominees listed below.

Maurice Fishman, Paul G. Gillease, Stephen C. Hassenfelt and Charles A. Hayes
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided.

2) Ratification of the selection of Arthur Andersen LLP, as independent auditors for the fiscal year ending September 29, 1996.

[ ] FOR    [ ] AGAINST     [ ] ABSTAIN

                                        Please sign exactly as your name
                                        appears. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please set forth your full
                                        title. If signer is a corporation,
                                        please sign the full corporate name
                                        by a duly authorized officer. Joint
                                        owners should each sign.

                                        Signature:                Date:

                                        Signature:                Date:

Note: Please sign and return promptly in the envelope provided. No postage is required if mailed in the United States.

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